[AMERICAN BEACON FUNDS LOGO]


                           Institutional Class
                               AMR Class


Supplement Dated December 19, 2007, to the Institutional and AMR Class Prospectuses dated March 1, 2007, as Supplemented on July 31, 2007 and
October 17, 2007
-------------------------------------------------------------------------------

Treasury Inflation Protected Securities Fund
--------------------------------------------

Effective November 30, 2007, Brown Brothers Harriman & Co. ("BBH") resigned as sub-advisor to the Treasury Inflation Protected Securities Fund. The Manager allocated Fund assets managed by BBH to the remaining sub-advisor, NISA Investment Advisors, LLC ("NISA"). As a result, NISA is the sole sub-advisor to the Fund and manages 100% of the Fund assets.